UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 26, 2025

American Water Works Company, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-34028

Delaware	51-0063696
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1 Water Street

Camden, NJ 08102-1658

(Address of principal executive offices, including zip code)

(856) 955-4001

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common stock, par value $0.01 per share	AWK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Execution of Agreement and Plan of Merger with Essential Utilities, Inc.

On October 26, 2025, American Water Works Company, Inc. (“American Water” or the “Company”), Alpha Merger Sub, Inc., a direct wholly owned subsidiary of the Company (“Merger Sub”), and Essential Utilities, Inc. (“Essential”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement, which has been unanimously approved by the present members of the Board of Directors of each of American Water and Essential, provides that, upon the terms and subject to the conditions set forth in the Merger Agreement, Merger Sub will merge with and into Essential (the “Merger”), with Essential surviving the Merger as a wholly owned subsidiary of American Water. Subject to the terms and conditions of the Merger Agreement, at the time at which the Merger becomes effective (the “Effective Time”), each share of common stock, par value $0.50 per share, of Essential (“Essential Common Stock”), issued and outstanding immediately prior to the Effective Time, other than any shares of Essential Common Stock owned by American Water or Merger Sub or by Essential as treasury stock (in each case, other than restricted shares), will be converted into the right to receive 0.305 shares (the “Exchange Ratio”) of validly issued, fully paid and nonassessable common stock, par value $0.01 per share, of American Water (“American Water Common Stock”) (the aggregate number of such shares of American Water Common Stock to be issued in the Merger, the “Merger Consideration”).

The Merger Agreement provides for the treatment of outstanding equity awards of Essential, depending on the type of award. Under the Merger Agreement, at the Effective Time, (i) each outstanding option to acquire Essential Common Stock, whether vested or unvested, will be converted into an adjusted option to acquire a number of shares of American Water Common Stock determined by applying the Exchange Ratio to the number of shares of Essential Common Stock that may be acquired thereunder, with an adjusted exercise price determined by applying the Exchange Ratio to the exercise price of such option, and otherwise on the same terms and conditions as the original option to acquire Essential Common Stock, except that any performance-based vesting conditions will no longer apply to the adjusted option; (ii) each outstanding restricted share of Essential Common Stock will be converted into a number of adjusted restricted shares of American Water Common Stock as determined by applying the Exchange Ratio and otherwise on the same terms and conditions as the original restricted share of Essential Common Stock; (iii) each outstanding time-based restricted stock unit (“RSU”) award in respect of Essential Common Stock will be converted into an adjusted number of time-based RSU awards in respect of American Water Common Stock as determined by applying the Exchange Ratio and otherwise on the same terms and conditions as the original time-based RSU award in respect of Essential Common Stock; and (iv) each outstanding performance-based restricted stock unit award (“PSU”) in respect of Essential Common Stock (for ongoing performance periods, as determined based on the greater of target and actual performance through the Effective Time) will be converted into an adjusted number of time-based RSU awards in respect of American Water Common Stock by applying the Exchange Ratio and otherwise on the same terms and conditions as the original PSU award in respect of Essential Common Stock, except that any performance-based vesting conditions will no longer apply to the adjusted RSU awards.

American Water, Merger Sub and Essential have each made customary representations, warranties and covenants in the Merger Agreement, including covenants not to solicit alternative transactions and, subject to certain exceptions, not to participate in discussions or negotiations regarding, or furnish non-public information in connection with, a proposal or offer with respect to an alternative transaction. Until the Effective Time, each of American Water, Merger Sub and Essential has agreed to operate its business in the ordinary course of business consistent with past practice in all material respects and has agreed to certain other restrictive covenants. Additionally, American Water’s Board of Directors and Essential’s Board of Directors are each required to recommend the approval of the applicable Merger-related proposals to its respective shareholders, subject to certain exceptions.

Consummation of the Merger is subject to certain customary conditions, including, without limitation: (i) approval by American Water’s shareholders of the issuance of the shares of American Water Common Stock to be issued as Merger Consideration in the Merger; (ii) approval of the Merger Agreement by Essential’s shareholders; (iii) the authorization for listing of shares of American Water Common Stock to be issued as Merger Consideration in the Merger on the New York Stock Exchange; (iv) receipt of certain governmental approvals, including (a) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, (b) the approval of certain public utility commissions, in each case on such terms and conditions that would not, individually or in the aggregate, result in a “Burdensome Effect” (as defined in the Merger Agreement); (v) the absence of any law or judgment prohibiting the consummation of the Merger; (vi) the effectiveness of a registration statement on Form S-4 to be filed by American Water to register the shares of American Water Common Stock to be issued as Merger Consideration in the Merger; (vii) the accuracy of the representations and warranties of the parties (subject to customary materiality qualifiers); (viii) each party’s performance in all material respects of its obligations contained in the Merger Agreement; and (ix) the absence of any “Parent Material Adverse Effect” or “Company Material Adverse Effect” (in each case, as defined in the Merger Agreement) on American Water or Essential, as applicable, since the date of the Merger Agreement.

The Merger Agreement contains certain customary termination rights for American Water and Essential, including, without limitation, if the Merger is not consummated on or before April 26, 2027, which date may be extended for a period of three months up to two times, until October 26, 2027 at the latest, in specified circumstances and subject to certain conditions and if necessary to obtain required regulatory approvals. Upon termination of the Merger Agreement under specified circumstances, including a change in the recommendation of Essential’s or American Water’s Board of Directors, the termination by Essential or American Water in order to accept a superior proposal with respect to an alternative transaction, or Essential or American Water entering into a definitive agreement in respect of a competing transaction within 12 months of termination of the Merger Agreement in certain circumstances involving a potential competing transaction proposal, Essential will be required to pay American Water a cash termination fee of $370 million or American Water will be required to pay Essential a cash termination fee of $835 million.

The Merger Agreement provides that, upon consummation of the Merger, American Water’s Board of Directors shall be comprised of 15 directors, including the 10 directors serving on American Water’s Board of Directors at the Effective Time and five directors selected by Essential from directors on Essential’s Board of Directors as of the date of the Merger Agreement, and following reasonable consultation with American Water. American Water’s Board Chair will continue to serve in such role following the consummation of the Merger. Upon the consummation of the Merger, John C. Griffith will continue to serve as a director and President and Chief Executive Officer of American Water, and Christopher H. Franklin, Essential’s current Chairman of the Board of Directors and Chief Executive Officer, will serve as Executive Vice Chair of American Water’s Board of Directors for a period of two years following the Effective Time. The foregoing reflects expected changes to the Company’s directors and officers as reflected in terms of the Merger Agreement, which changes are proposed to occur upon the Effective Time; however, these provisions do not constitute the removal, resignation, appointment or election of a director or any officer, and no approval of these expected changes has occurred.

The Merger Agreement provides that American Water will retain its current name, maintain its headquarters and principal corporate office in Camden, New Jersey, and maintain substantial operations in Pennsylvania.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

Item 7.01.	Regulation FD Disclosure.

On October 27, 2025, American Water and Essential issued a joint press release announcing the execution of the Merger Agreement. A copy of the joint release is furnished as Exhibit 99.1. On October 27, 2025, American Water and Essential also released a joint investor presentation relating to the Merger. A copy of the investor presentation is furnished as Exhibit 99.2.

The information furnished in response to this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits to this Current Report have been filed herewith (except as noted below):

Exhibit No.	Description

2.1*	Agreement and Plan of Merger, dated as of October 26, 2025, by and among American Water Works Company, Inc., Alpha Merger Sub, Inc., and Essential Utilities, Inc.

99.1**	Joint Press Release, dated October 27, 2025, issued by American Water Works Company, Inc. and Essential Utilities, Inc.

99.2**	Joint Investor Presentation of American Water Works Company, Inc. and Essential Utilities, Inc., as of October 27, 2025.

104	Cover Page Interactive Data File (the cover page XBRL tags are included and formatted as Inline XBRL).

*

Filed herewith. Certain schedules and exhibits to this agreement have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company will furnish the omitted schedules and exhibits to the Securities and Exchange Commission (the “SEC”) upon request.

**	Furnished herewith.

The Merger Agreement filed as Exhibit 2.1 herewith has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about American Water or Essential, or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement (i) were made by the parties thereto only for purposes of that agreement and as of specific dates; (ii) were made solely for the benefit of the parties to the Merger Agreement; (iii) may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosure schedules exchanged between the parties in connection with the execution of the Merger Agreement (such disclosure schedules having included information in each party’s public disclosures, as well as additional non-public information); (iv) may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and (v) may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.

Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of American Water or Essential, or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in American Water’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding American Water that is or will be contained in, or incorporated by reference into, the reports and other documents that are or to be filed by American Water with the SEC.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K (or the exhibits thereto) are forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “propose,” “assume,” “forecast,” “outlook,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “will,” “should” and “could,” or the negative of such terms or other variations or similar expressions. Forward-looking statements may relate to, among other things: statements about the benefits of the proposed merger, including future financial and operating results; the parties’ respective plans, objectives, expectations and intentions; the expected timing and likelihood of completion of the merger and related transactions; the results of any strategic review; expected synergies of the proposed merger; the timing and result of various regulatory proceedings related to the proposed merger, and other general rate cases, filings for infrastructure surcharges and other governmental agency authorizations and proceedings, and filings to address regulatory lag; the combined company’s ability to execute its current and long-term business, operational, capital expenditures and growth plans and strategies; the amount, allocation and timing of projected capital expenditures and related funding requirements; the future impacts of increased or increasing transaction and financing costs associated with the proposed merger or otherwise, as well as inflation and interest rates; each party’s ability to finance current and projected operations, capital expenditure needs and growth initiatives by accessing the debt and equity capital markets and sources of short-term liquidity; impacts of the proposed merger on the future settlement or settlements of a party’s forward sale agreements, including potential adjustments to the forward sale price or other economic terms thereunder, and the amount of and the intended use of net proceeds from any such future settlement or settlements; the outcome and impact on other governmental and regulatory investigations; the filing of class action lawsuits and other litigation and legal proceedings related to the proposed merger; the ability to complete, and the timing and efficacy of, the design, development, implementation and improvement of technology and other strategic initiatives; each party’s ability to comply with new and changing environmental regulations; regulatory, legislative, tax policy or legal developments; and impacts that future significant tax legislation may have on each such party and on its business, results of operations, cash flows and liquidity.

These forward-looking statements are predictions based on currently available information, the parties’ current respective expectations and assumptions regarding future events that American Water and Essential believe to be reasonable. They are not, however, guarantees or assurances of any outcomes, performance or achievements, and readers are cautioned not to place undue reliance upon them. You should not regard any forward-looking statement as a representation or warranty by American Water, Essential or any other person that the expectation, plan or objective expressed in such forward-looking statement will be successfully achieved in any specified time frame, or at all. The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward-looking statements included in this Current Report on Form 8-K as a result of the factors discussed in American Water’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on February 19, 2025 (available at: ir.amwater.com), Essential’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on February 27, 2025 (available at: essential.co), and each party’s other filings with the SEC, and additional risks and uncertainties, including with respect to (1) the parties’ ability to consummate the proposed merger pursuant to the terms of the definitive merger agreement or at all; (2) the ability to timely or at all obtain the requisite shareholder approvals with respect to each party; (3) each party’s requirement to obtain required governmental and regulatory approvals required for the proposed merger (and/or that such approvals may result in the imposition of burdensome or commercially undesirable conditions, including required dispositions, that could adversely affect the combined company or the expected benefits of the proposed merger); (4) an event, change or other circumstance that could give rise to the termination of the merger agreement; (5) the failure to satisfy or waive a condition to closing of the proposed merger on a timely basis or at all; (6) a delay in the timing to consummate the proposed merger; (7) the failure to integrate the parties’ businesses successfully; (8) the failure to fully realize cost savings and any other synergies from the proposed merger or that such benefits may take longer to realize than expected; (9) negative or adverse impacts of the announcement of the proposed merger on the market price of American Water’s or Essential’s common stock; (10) the risk of litigation related to the proposed merger; (11) disruption from the proposed merger making it more difficult to maintain relationships with customers, employees, contractors, suppliers, regulators, vendors, elected officials, governmental agencies, or other stakeholders; (12) the diversion of each party’s management’s time and attention from operations of such party; (13) the challenging macroeconomic environment, including disruptions in the water and wastewater utility industries; (14) the ability of each party to manage its respective existing operations and financing arrangements on favorable terms or at all, including with respect to future capital expenditures and investments, operation and maintenance costs; (15) changes in environmental laws and regulations regarding each party’s respective operations that may adversely impact such party’s businesses or increase the cost of operations; (16) changes in each party’s key management and personnel; (17) changes in tax laws that could adversely affect beneficial tax treatment of the proposed merger; (18) regulatory, legislative, local or municipal actions affecting the water and wastewater industries, which could adversely affect the parties’ respective utility subsidiaries; and (19) other economic, business and other factors, including inflation and interest rate fluctuations. The foregoing factors should not be construed as exhaustive.

These forward-looking statements are qualified by, and should be read together with, the risks and uncertainties set forth above and the risk factors included in American Water’s and Essential’s respective annual and quarterly reports as filed with the SEC, and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements. Any forward-looking statements speak only as of the date of this Current Report on Form 8-K. Neither American Water nor Essential has any obligation or intention to update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as otherwise required by the federal securities laws. New factors emerge from time to time, and it is not possible for American Water or Essential to predict all such factors. Furthermore, it may not be possible to assess the impact of any such factor on American Water’s or Essential’s businesses, viewed independently or together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement.

Important Additional Information about the Proposed Merger and Where to Find It

In connection with the proposed merger, American Water will file a registration statement on Form S-4, which will include a document that serves as a prospectus of American Water with respect to the shares of American Water’s common stock to be issued in the proposed merger and a joint proxy statement of American Water and Essential for their respective shareholders (the “joint proxy statement/prospectus”), and each party will file other documents regarding the proposed merger with the SEC. This communication is not a substitute for the registration statement, the joint proxy statement/prospectus or any other document that American Water or Essential may file with the SEC or mail to their respective shareholders in connection with the proposed merger. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF EACH PARTY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS, ANY AMENDMENTS OR SUPPLEMENTS THERETO AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive joint proxy statement/prospectus will be sent to American Water’s and Essential’s shareholders. Investors and security holders will be able to obtain the registration statement, the joint proxy statement/prospectus and the other documents filed regarding the proposed merger free of charge from the SEC’s website or from American Water or Essential. The documents filed by American Water with the SEC may be obtained free of charge at American Water’s investor relations website at ir.amwater.com or at the SEC’s website at www.sec.gov. The documents filed by Essential with the SEC may be obtained free of charge at Essential’s website at essential.co or at the SEC’s website at www.sec.gov. The information included on, or accessible through, American Water’s or Essential’s respective websites is not incorporated by reference into, and does not form a part of, this Current Report on Form 8-K.

Participants in the Solicitation

American Water, Essential and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from American Water’s and Essential’s respective shareholders in connection with the proposed merger. Information about the directors and executive officers of American Water, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in American Water’s definitive proxy statement for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on March 27, 2025, including under the headings “Compensation Discussion and Analysis,” “Director Compensation,” “Equity Compensation Plan Information,” and “Certain Beneficial Ownership Matters.” To the extent holdings of American Water’s common stock by the directors and executive officers of American Water have changed or do change from the amounts of American Water’s common stock held by such persons as reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 (“Form 3”), Statements of Changes in Beneficial Ownership on Form 4 (“Form 4”) or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5 (“Form 5”), in each case filed with the SEC. Information about the directors and executive officers of Essential, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Essential’s definitive proxy statement for its 2025 Annual Meeting of Shareholders, which was filed with the SEC on March 25, 2025, including under the headings “Director Compensation” and “Compensation Discussion and Analysis.” To the extent holdings of Essential’s common stock by the directors and executive officers of Essential have changed or do change from the amounts of Essential’s common stock held by such persons as reflected therein, such changes have been or will be reflected on Forms 3, Forms 4 or Forms 5, in each case filed with the SEC. Additionally, information regarding the respective directors and executive officers of American Water and Essential and other participants in each respective proxy solicitation and a description of their direct and indirect interests in the proposed merger, by security holdings or otherwise, will be contained in the registration statement and joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the proposed merger when such materials become available. Investors and security holders should read the registration statement and joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. Investors may obtain free copies of these documents from American Water and Essential as indicated above.

No Offer or Solicitation

This Current Report on Form 8-K is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote for approval, nor shall there be any offer or sale of securities or solicitation of any vote or approval in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN WATER WORKS COMPANY, INC.

Dated: October 27, 2025	By:	/s/ JOHN C. GRIFFITH
John C. Griffith
President and Chief Executive Officer

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